Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Valaris Limited (the "Company") on Form 10-Q for the period ending September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darin Gibbins, Interim Chief Financial Officer and VP — Investor Relations & Treasurer
(principal financial officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (the "Act"), that, to my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Darin Gibbins
Darin Gibbins Interim Chief Financial Officer and VP — Investor Relations & Treasurer (principal financial officer)
November 2, 2021

    The foregoing certification is being furnished solely pursuant to § 906 of the Act and Rule 13a-14(b) promulgated under the Exchange Act and is not being filed as part of the Report or as a separate disclosure document.